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                                                                 Exhibit 10.2.23


                             LOAN AND SECURITY AGREEMENT

                                     THE PARTIES

This Loan and Security Agreement (the "Agreement") is made effective the 1st day of October, 1992, by and between General Motors Acceptance Corporation, a New York corporation with a branch operations offices located at (i) 325 Columbia Turnpike, Florham Park, New Jersey 07932; (ii) 2700 Westchester Avenue, Purchase, New York 10577-2535; (iii) 90 Woodbridge Center Drive, Woodbridge, New Jersey 07095; and (iv) 555 Long Wharf Drive, New Haven, Connecticut 06511 ("GMAC") and Hudson Motors Partnership t/a Hudson Toyota, of 585 Route 440, Jersey City, New Jersey 07304, a New Jersey general partnership with its principal administrative office located at Attention: Chief Financial Officer, EMCO Group, 947 Communipaw Avenue, Jersey City, New Jersey 07306 (the "Dealer").

II. THE RECITALS

A. WHEREAS, GMAC is in the business of providing various credit accommodations to motor vehicle dealers to facilitate their purchase, sale, lease, rental, and servicing of motor vehicles; and

B. WHEREAS, Dealer is a newly formed entity created by its partners for the purpose of acquiring, selling, leasing, renting, and servicing new and used motor vehicles; and

C. WHEREAS, Dealer is an affiliate of approximately twenty-four motor vehicle dealerships having substantially similar, financial, ownership, and management interests as Dealer. Dealer and each such affiliate existing on the date hereof is listed on the attached Schedule "A" which schedule contains the name, local business address, and the underlying ownership interest of the Dealer and each such affiliate. (With the exception of the Dealer, all such affiliates are hereinafter collectively referred to as "Affiliates" and each individually referred to as "Affiliate"); and

D. WHEREAS, the Dealer has requested GMAC to provide various credit accommodations to finance its purchase, sale, lease, and rental of vehicles (the "Dealership Financing"); and

E. WHEREAS, each of the Affiliates has requested GMAC to provide various credit accommodations to finance its purchase, sale, lease, and rental of vehicles (the "Affiliate Financing"); and

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F.  WHEREAS, GMAC is willing to provide Dealership Financing, but only in accordance with the terms and conditions of this Agreement and may, from time to time, provide Affiliate Financing.

                                 III.  THE AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the sufficiency of which is hereby acknowledged, Dealer and GMAC hereby agree as follows:

1.  FINANCING ACCOMMODATIONS

    (a) ESTABLISHMENT OF A WHOLESALE LINE OF CREDIT. GMAC hereby establishes a wholesale floorplan line of credit for Dealer for the exclusive purpose of enabling Dealer to acquire new and used motor vehicles from manufacturers, distributors, customers, dealers, and other sellers thereof (the "Wholesale Financing"). The Wholesale Financing shall be subject to this Agreement and the terms and conditions provided in the agreements and instruments set forth in subparagraph 1(g) below.

    (b) AMOUNT OF WHOLESALE FINANCING. The total maximum number of vehicles for which GMAC will provide Wholesale Financing is 560, including 500 for new motor vehicles and 60 for used motor vehicles, although the number may increase or decrease at the discretion of GMAC.

    (c) OTHER FINANCING. From time to time, GMAC may also provide other categories of vehicle inventory financing for Dealer, including, without limitation, financing under GMAC's so-called Delayed Payment Privilege, Shop Rental Plan, Rental Plan, Wholesale Demonstration, and the like (the "Other Financing").

    (d) RETAIL FINANCING. GMAC may also provide retail finance and lease accommodations to Dealer or customers of the Dealer in accordance with its customary practices (the "Retail Financing").

    (e) DEALER OBLIGATIONS. The amounts and obligations now or hereafter owing to GMAC by Dealer for Wholesale Financing, Other Financing, Retail Financing, and any and all other indebtedness, obligations, or liabilities of Dealer, whether direct or indirect, liquidated or contingent (including obligations of Dealer for any other loans or for guaranties of Affiliates or Affiliate Financing, or otherwise) shall be referred to herein as "Dealer Obligations." Dealer hereby promises to pay to GMAC all Dealer Obligations promptly on demand, or otherwise in accordance with the express


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         terms and conditions of this Agreement and the Documentation.

    (f) ABSOLUTE DISCRETION OF GMAC. The amount, terms, conditions, interest rate, repayment terms, advance rate, existence, documentation, and administration of the Wholesale Financing shall, at all times, be subject to change, suspension, and cancellation at the sole, absolute discretion of GMAC, notwithstanding anything herein or otherwise to the contrary.

    (g) DOCUMENTATION OF DEALER OBLIGATIONS. Dealer shall duly execute and deliver to GMAC at least one original version of each of the following documents, instruments, or agreements customarily provided by GMAC to evidence the parties' intentions as to all Dealer Obligations, copies of which are attached hereto as Exhibit "A" (the "Documentation").

              Wholesale Financing                          GMAC Form No.
              -------------------                          -------------
              (i)       Wholesale Security Agreement       178
              (ii)      UCC-1 Financing Statement
              (iii)     Signature Card                     524
              (iv)      Amendment to Wholesale
                          Security Agreement
              (v)       Non-GM Manufacturing Letter
              (vi)      Addendum to Financial
                          Statement                        505 C
              (vii)     Loan Agreement                     176 GLA
              (viii)    Promissory Note                    176 GPN
              (ix)      Agreement Amending the
                          Wholesale Security Agreement     570
              (x)       Factory Authorization Letter
              (xi)      Wholesale Demonstration Plan       135

              Other Financing                              GMAC Form No.
              ---------------                              -------------
              (xii)     GMAC Shop Rental Plan
                          Agreement                        269 R
              (xiii)    GMAC Rental Plan Master
                          Lease Agreement                  370 DR
              (xiv)     Certificate of Resale for
                          Rental Plan


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              Retail Financing                             GMAC Form No.
              ----------------                             -------------
              (xv)      GMAC Retail Plan                   RP-1
              (xvi)     Non Recourse Confirmation
                          Letter
              (xvii)    Mechanical Service Agreement
                          Letter
              (xviii)   Credit Life and A&H Agreement
                          Letter
              (xix)     Participation Agreement
                          for Special Retail
                          Finance Rate Incentive
                          Program
              (xx)      National Quality Finance
                          Plan/Participating Discount
                          Confirmation Letter
              (xxi)     GMAC Lease Plan Dealer
                          Agreement                        682 DLP
              (xxii)    Power of Attorney
              (xxiii)   Dealer Credit Accounts
                          Adjustment Letter
              (xxiv)    GMAC MAPS Dealer Agreement
              (xxv)     SmartBuy Dealer Agreement
              (xxvi)    Landlord's Waiver of
                          Rights to Distrain
              (xxvii)   Agency Agreement with
                          MIC Life                         5215
              (xxviii)  MRP Membership                     MRP 501
              (xxix)    Value Guard Participation
                          Agreement                        MRP 309
              (xxx)     Signature Card-DLP                 686 DLP

         Dealer shall duly execute and deliver to GMAC such other documents, instruments, or agreements and any amendments thereto, as GMAC customarily require from time to time. The existence of Agreement, representations, covenants, terms of default, and the like is in no way intended to alter the demand nature of all Dealer Obligations which in every instance are subject to change, suspension and cancellation at the sole, absolute discretion of GMAC.

    (h) GMAC'S ACCOUNTS. GMAC shall maintain on its books in accordance with its usual practice an account or accounts with respect to the Dealer Obligations, which account or accounts shall include, without limitation, (i) the outstanding principal amounts of the Wholesale Financing, Other Financing, and Retail Financing, including the amount of principal and interest due, (ii) all other fees, costs, expenses, losses, and indemnities due from Dealer under this Agreement, and all amounts received by GMAC with respect to the foregoing. Provided that regular statements of the account information is provided by GMAC to Dealer in


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         the ordinary course of business, for purposes of any ?? action or proceeding arising out of or in connection with this Agreement and for all other purposes, the entries made in such account or accounts maintained by GMAC pursuant to this paragraph shall constitute, in the absence of manifest error, conclusive evidence as to the existence and amounts of the foregoing, however, failure to maintain its books with respect to such account or accounts shall not affect Dealer's obligations to GMAC.

2. GRANT OF SECURITY INTEREST AND ASSIGNMENT. To secure the payment and performance of any and all Dealer Obligations, and subject to liens permitted by this Agreement. Dealer hereby grants to GMAC a first and perfected security interest in and a collateral assignment of any and all of the following described property in which Dealer now or hereafter has an interest, wherever located, and any and all proceeds thereof, in form (the "Collateral"):

    (a) inventory of all types and kinds including new and used motor vehicles, chassis, trailers, cars and trucks, service parts and accessories.

    (b) equipment of all types and kinds including fixtures, tools, signs, furniture, electronic and computer devices, software programs, analyzers, and goods.

    (c) all types and kinds of general intangibles, contract rights, receivable, rebates, refunds, open accounts, reserve accounts, chattel paper, franchise rights, cash, instruments, goodwill, accounts documents, and contracts.

         Upon demand by GMAC, Dealer shall segregate and account for the Collateral and the proceeds thereof.

3. DEFAULT AND CROSS-DEFAULT. The occurrence of any default in or material breach of any term or condition (including any misrepresentation of material facts) of (a) this Agreement; or (b) the Documentation; or (c) any other agreement between Dealer and GMAC now existing or hereafter arising; or (d) any agreement or documentation pertaining to Affiliate Financing (including any guaranty thereof) now existing or hereafter arising, shall constitute an immediate default of this Agreement, the Documentation, and all such other agreements, irrespective of whether such occurrence is caused by Dealer or any Affiliate.

4. REQUIRED GUARANTY OF DEALER OBLIGATIONS. All Dealer Obligations must immediately and continuously be supported by the unconditional, continuing guaranty of payment of each and every one of the following persons and entities now or hereafter arising (the "Supporting Guaranties");


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    (a)  all Affiliates; and

    (b)  all general partners of the Affiliates (the "General Partners"; and

    (c) all shareholders of any general partner of the Affiliates which general partner is or becomes a corporate entity (the "Shareholders"); and

    (d) all legal entities owned by any Shareholder (A) which is operated as a motor vehicle dealership, or (B) which owns, leases, rents, or deals in real estate of or pertaining to such motor vehicle dealership, the Affiliate or the Dealer (the "Related Entities"); and

         The Supporting Guaranties shall be on a form substantially similar to the one attached to this Agreement as Exhibit "B". Unless waived by GMAC (which it hereby does for individual Guarantors), the Supporting Guaranties shall be secured with the grant to GMAC of a first perfected security interest in and/or a collateral assignment of all tangible and intangible, real and personal property of the issuer thereof, in which the issuer now or hereafter has an interest, excluding any partnership interest of a guarantor in any Dealer or Affiliate (the "Additional Collateral").

5. CONDITIONS OF INITIAL FINANCING. The initial extension of credit accommodations hereunder is subject to the following conditions precedent:

    (a) GMAC shall have received a certified copy of all corporate and partnership action taken by the Dealer, Affiliates, and issuers of all Supporting Guaranties authorizing the execution, delivery, and performance of this Agreement, the Documentation, and all other documents, agreements, instruments, and obligations attendant thereto.

    (b) GMAC shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to counsel to GMAC as to the matters referred to in subparagraphs 7(a) and (b) and further to the effect that this Agreement and the Documentation has been duly authorized, executed and delivered and is a legal, valid, binding, and enforceable agreement of the Dealer and other signatories thereto (excepting
         GMAC).

    (c) GMAC shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to counsel to GMAC as to the matters referred to in subparagraphs 7(a) and (b) and further to the effect that this Agreement and the Documentation has been duly


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         authorized, executed, and delivered and is a legal, valid, binding, and enforceable agreement of the Dealer and other signatories thereto (excepting GMAC).

    (d) GMAC shall have received each of the Supporting Guaranties required in paragraph 4 of this Agreement.

    (e) Dealer shall have duly executed and delivered to GMAC the Documentation.

    (f) Dealer shall certify, to the satisfaction of GMAC, its initial capitalization of $1,769,000.00, consisting of as cash or its equivalent and tangible personal property. This initial minimum capitalization amount shall be maintained by Dealer at all times. Neither vehicle inventory nor intangible assets shall be considered as part of the initial capitalization.

    (g) Dealer shall be duly and continuously approved (i) by the original manufacturer or distributor to sell and service the brand of new motor vehicles contemplated by the parties hereto; and (ii) by any pertinent local, state, or federal government agency to purchase, sell, lease, and service motor vehicles as a new and used dealer thereof.

    (h) 21 International Holdings, Inc., a New York corporation and partial owner of EMCO Motors Holdings, Inc. a Delaware Corporation, shall confirm and recognize that GMAC is a third party beneficiary of a one million dollar payment guaranty provided by it to certain of the Related Entities pursuant to the lease of properties by Dealer or one or more Affiliate.

    (i) Execution by GMAC of the customary vehicle factory (i) drafting the delivery instructions and (ii) repurchase agreement between GMAC and the manufacturer or distributor of the new motor vehicles which Dealer intends to acquire.

6. ADDITIONAL COVENANTS. Until full and faithful payment and performance of all Dealer Obligations, Dealer agrees that, unless GMAC shall otherwise consent in writing:

    (a)  FINANCIAL REPORTS.  Dealer will furnish GMAC:

         (i) the first full calendar month after the date of this Agreement, its financial statement which fairly and accurately reflects a condition not adversely and materially changed from the PRO FORMA statement last provided to GMAC by Dealer prior to the date of this Agreement.


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        (ii)  within ninety days after the end of each fiscal year of the
              Dealer, copies of balance sheets, statements of income and retained earnings, and financial statements reviewed by independent certified public accountants selected by Dealer and satisfactory to GMAC.

       (iii) within thirty days of each period beginning on December 31, 1992, and every six months thereafter, at least every six months beginning after the date of this Agreement, detailed balance, operating, and financial statements of the Dealer.

        (iv) from time to time, such further information regarding the business affairs and financial condition of the Dealer as GMAC may reasonably request.

         (v) within thirty days after the end of each calendar year, current financial statements of all issuers of Supporting Guaranties.

         All financial statements delivered hereunder shall be prepared on the basis of generally accepted accounting principles and practices applied on a basis consistent with those used in the preparation of the audited financial statements of Dealer.

   (b/c) WORKING CAPITAL. Dealer will at all times maintain minimum net working capital of current assets in excess of consolidated current liabilities of the Dealer of $2,075,000.00, which amount shall increase or decrease only in conformity with the minimum net working capital standards required from time to time by the Dealer's motor vehicles franchisor.

    (d) LIENS, ETC. Dealer will not create, incur, or suffer any lien, mortgage, pledge, assignment, or other encumbrance on, or security interest in, any of its properties, assets, or receivables, now owned or hereafter acquired, securing Dealer Obligations (all such security being herein called "liens"), except:

         (i)  liens to GMAC;

        (ii) materialmen's, suppliers', tax, and other like liens arising in the ordinary course of business and securing obligations that are not overdue or are being contested in good faith by appropriate proceedings.

       (iii) purchase money security interests in [I] property described on the attached Exhibit "C" or [II]


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              property hereafter acquired by Dealer, provided that absolutely no interest shall be granted or allowed to any other person for any motor vehicles.

    (e) TAXES, ETC. All taxes, levies, and assessments of whatever description will be paid before interest or penalties accrue thereon, unless the same is being contested in good faith by appropriate proceedings.

    (f) Dividends. Dealer will not, after the date hereof, authorize or allow any withdrawal, loans, disbursements, or distributions of any assets or capital of Dealer, or make any payment on account of the purchase, acquisition, redemption, or other retirement of any partnership interest, without the prior written consent of GMAC; provided that such consent is unnecessary if the aforementioned financial covenants are not breached by such distribution or if necessary to ensure compliance with subparagraph (e) above.

    (g) REORGANIZATIONS, ACQUISITIONS, CHANGE OF NAME. Dealer will not, (i) merge or consolidate with or into any partnership, trust, or corporation with the exception of EMCO Motor Holdings, Inc. or any affiliate, general partner, or shareholder of Dealer; (ii) sell, lease, transfer, or otherwise dispose of all or any substantial part of its assets (except in the ordinary course of business), whether now owned or hereafter acquired; or (iii) change its name, except with the prior written authorization of GMAC, which consent shall not be unreasonably withheld.

    (h) MANAGEMENT; Ownership. Except in the case of unforeseen death, disability, or other similar emergency, Dealer will not make any significant change in its structure or management without a minimum thirty day's prior written notification to GMAC. Dealer will not permit a transfer of its capital or other ownership interest to others than the present holders thereof.

    (i) ADMINISTRATIVE RELEASE PERIOD. The administrative release period within which Dealer shall promptly and faithfully remit the principal amount financed for Wholesale Financing and Manufacturer Financing shall in no event exceed three business days for the time a vehicle is sold or leased by Dealer.

    (j) RESTRICTION ON OTHER Indebtedness. Dealer shall not incur any indebtedness for borrowed money or extensions of credit except:

         (i)  the Dealer Obligations;


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        (ii)  indebtedness incurred by Dealer in the ordinary course of business for necessary merchandise, services, equipment, materials, and supplies, all of which shall be paid not more than ninety days from the date of invoice and none of which shall be past due more than forty-five days;


       (iii) any other indebtedness the repayment of which is expressly subordinated, in writing, to the repayment to GMAC of all Dealer Obligations;

        (iv) indebtedness for purchase money financing permitted by subparagraph 6(d)(iii).

    (k) POSSESSION OF TITLES. Dealer shall permit GMAC upon demand to hold all invoices, manufacturer certificates of origin, and titles for its motor vehicles.

    (l) APPLICATION TO FUTURE AFFILIATES. Any motor vehicle dealership entity which comes into existence, is not listed on the attached Schedule and has substantially similar financial, ownership, and management interest as the Affiliates shall, upon execution of a Loan and Security Agreement substantially to this Agreement, be deemed to be an "Affiliate" within the meaning of this Agreement for all intents and purposes.

7.  REPRESENTATIONS.  Dealer hereby represents to GMAC that:

    (a) EXISTENCE AND POWER. Dealer is general partnership duly formed, validly existing, and in good standing under the laws of the State of New Jersey and is duly qualified to transact business or own real property in each state or other jurisdiction in which its principal real properties are located or in which it conducts any important or material part of its business; and Dealer has power to make this Agreement and to borrow hereunder.

    (b) AUTHORITY. The making and performance by Dealer of this Agreement Documentation and Deal`er Obligations have been duly authorized by all necessary action and will not violate any provision of law or of its charter, or result in the breach of or constitute a default or require any consent under, or result in the creation of any lien, charge, or encumbrance upon any property or assets of the Borrower pursuant to any indenture or other agreement or instrument to which the Dealer is a party or by which Dealer or its property may be bound or affected, other than as specifically provided herein.

    (c) FINANCIAL Condition. The balance sheets and statements of income and retained earnings of Dealer and


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         Affiliates, heretofore furnished to GMAC, are complete and correct and fairly represent the financial condition of Dealer and Affiliate as at the dates of said financial statements and the results of their operations for the periods ending on said dates. Neither Dealer nor the Affiliates has any material contingent obligations, liabilities for taxes, long-term leases, or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheets or the notes thereto; and at the present time, there are no material realized or anticipated losses from any unfavorable commitments of Dealer or Affiliates. Said financial statements were prepared in accordance with generally accepted principles and practices of accounting consistently maintained throughout the periods involved. Since the date of the latest of such statements, there has been no material adverse change in the financial condition from that set forth in said balance sheets as at that date.

    (d) LITIGATION. There are no suits or proceedings pending, or to the knowledge of the Dealer threatened, against or affecting Dealer that, if adversely determined, would have a material adverse effect on the financial condition or business of Dealer and its subsidiaries; and there are no proceedings by or before any governmental commission, board, bureau, or other administrative agency pending or to the best of Dealer's knowledge and belief, threatened against Dealer or Affiliates, which is adversely determined, would have a material adverse effect on the financial condition or business of Dealer.

    (e) NO OTHER FINANCING STATEMENTS. No UCC-1 or other financing statements covering the Collateral described in paragraph 2 have been executed or are on file in any public office except the financing statements of GMAC and any other secured party permitted under subparagraph 6(d)(iii).

8. CONSENT AND WAIVER. Dealer recognizes that GMAC has ongoing business relationships with others including certain Shareholders and Related Entities. GMAC's dealings with these others may require it to act in providing and administering credit different than its dealings with Dealers or Affiliates. Dealer hereby acknowledges, consents to, and waives any claim or defense it may have with respect to such differences.

9. NOTICES. All notices, requests, and demands shall be in writing and be given to or made upon the respective parties at the addresses set forth in
    Section I of this Agreement, or to such other address as either party shall designate for


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    itself in writing to the other party.  Notice shall be deemed given when received by the addressee and may include hand delivery, overnight courier, certified mail, or electronic written transmission by public or private means.

10. ADOPTION AND RATIFICATION. Any and all acts, disclosures, notices, executions, and deliveries which may have been made by Dealer to or in favor of GMAC prior to (a) the execution of this Agreement or (b) the legal formation of Dealer's existence as a general partnership, is hereby ratified and adopted as the legal, valid, and binding act of the Dealer as though authorized and empowered as of such act, etc. This ratification and adoption includes, without limitation, the execution and delivery of UCC-1 financing statements and the delivery of financial information concerning the Dealer.

11. RIGHTS AND REMEDIES OF GMAC UPON DEFAULT. Upon the occurrence of default as set forth in Paragraph 3 herein or if any substantial portion of Collateral is in imminent danger of misuse, loss, seizure or confiscation, GMAC may take immediate possession of the Collateral without demand or further notice and without legal process. In furtherance thereof, Dealer shall, if GMAC so requests, assemble Collateral and make it available to GMAC at a reasonable, convenient place designated by GMAC. GMAC shall have the right, and Dealer hereby authorizes and empowers GMAC, to enter upon the premises wherever Collateral may be and remove same. In addition, after default, GMAC shall have the right to exercise one or more of the following remedies:

    (a) institute proceedings to collect all or a portion of the Dealer Obligation and to recover a judgment for the same and to collect upon such judgment out of any property of the Dealer wherever situated;

    (b) to offset and apply any monies, credits or other proceeds of property of Dealer that has or may come into possession or under the control of GMAC against any amount owing by Dealer to GMAC;

    (c) with respect to accounts, contract rights, chattel paper, tax refund and general intangibles constituting Collateral herein, GMAC

         (i) may settle, adjust and compromise all present and future claims arising thereunder or in connection therewith,

        (ii) may sell, assign, pledge or make any other agreement with respect thereto or the proceeds thereof;

       (iii) may notify all such account, contract right, etc., debtors of GMAC's interest therein and


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              require direct payment to GMAC of such obligations;

        (iv) may receive, sign, endorse, and deliver in its name or the name of the Dealer any and all notes, instruments, documents, titles, negotiable instruments and the like necessary and appropriate to effect the collection of such intangibles, and Dealer hereby waives notice of presentment, protest and non-payment of any instrument so endorsed.

         (v) is hereby constituted and appointed by Dealer as Dealer's attorney-in-fact with power to accept and to receipt and endorse Dealer's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into GMAC's possession; to notify the Post Office authorities to change the address for delivery of mail addressed to Dealer to such address as GMAC may designate; to do all other acts and things necessary to carry out this Agreement. Except for gross negligence and willful misconduct, all acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law made in good faith; this power being coupled with an interest is irrevocable while any of the Dealer Obligations remains unpaid.

    (d) sell or lease the Collateral, or any portion thereof, after five days' written notice at public or private sale for the account of the Dealer.

Dealer agrees that the sale by GMAC of any new or unused property repossessed by GMAC to the original seller thereof, or to any person designated by such seller at the invoice cost thereof to Dealer less any credits granted to Dealer with respect thereto and reasonable costs of transportation and reconditioning, shall be deemed to be a commercially reasonable means of disposing of the same.
Dealer further agrees that if GMAC shall solicit bids from three or more other dealers in the type of property repossessed by GMAC hereunder, any sale by GMAC of such property in bulk or in parcels to the bidder submitting the highest cash bid therefor also shall be deemed to be a commercially reasonable means of disposing of the same. Notwithstanding the foregoing, it is expressly understood that such means of disposal shall not be exclusive, and that GMAC shall have the right to dispose of any property repossessed hereunder by any commercially reasonable means. GMAC's remedies hereunder are cumulative and may be enforced successively or concurrently. Dealer shall pay all


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expenses and reimburse GMAC for any expenditures, including reasonable attorney fees and legal expenses, in connection with GMAC's exercise of any of its rights and remedies under this Agreement. In addition to the rights specified herein, all the rights and remedies afforded GMAC by applicable law shall apply.

    Nothing herein contained shall be construed to constitute Dealer as agent of GMAC for any purpose whatsoever, and GMAC shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof, except to the extent the same results from GMAC's own gross negligence or willful misconduct. GMAC shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Collateral or any instrument received in payment thereof or for any damage resulting therefrom, except to the extent the same results from GMAC's own gross negligence or willful misconduct. GMAC does not by anything herein or in any assignment or otherwise, assume any of Dealer's obligations under any contract or agreement assigned to GMAC, and GMAC shall not be responsible in any way for the performance by Dealer of any of the terms and conditions thereof.

12. TERMINATION. Dealer or GMAC may elect to terminate this Agreement at any time, in its sole and absolute discretion, by providing the other party hereto with written notice of its intent to terminate this Agreement no less than ninety days prior to the effective date of the election to terminate. In addition, GMAC may elect to immediately terminate this Agreement upon (a) the termination of any Supporting Guaranty or (b) the occurrence of any Default. All debts, obligations, and remedies extant upon any election to terminate this Agreement by either party shall continue in full force and effect until fully discharged, subject to the terms and conditions of this Agreement.

13. RIGHTS AND REMEDIES NOT WAIVED. No course of dealing between the Dealer and GMAC or any failure or delay on the part of GMAC in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of GMAC and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

14. COMPLETE AGREEMENT. Except as otherwise provided or referred to herein (e.g., the Documentation), there are no other agreements or understandings, either oral or in writing, between the parties affecting this Agreement or relating to any of the subject matters covered by this Agreement. No agreement between GMAC and Dealer which relates to matters covered herein, and no change in, addition to (except the filling in of blank lines), or erasure of any printed portion of this Agreement will be binding unless it is approved in a written agreement executed by a duly authorized representative of each party.

15. BINDING EFFECT. This Agreement shall be binding upon the parties' successors and assigns provided, however, that Dealer shall have no right of assignment absent prior written consent of GMAC.

16. SEVERABILITY. Any provision hereof prohibited by law shall be ineffective to the extent of such prohibitions without invalidating the remaining provisions hereof.

17. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey.

18. CAPTIONS. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

19. Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representatives this 1st day of October, 1992.

                                  GENERAL MOTORS ACCEPTANCE CORPORATION
                                  ("GMAC")

                                  By: /s/  Paul A. Given
                                      -----------------------------------------
                                      Paul A. Given, Control Branch Manager

                                  HUDSON MOTORS PARTNERSHIP T/A HUDSON
                                  TOYOTA ("Dealer")


                                  By: /s/  Ezra Mager
                                      -----------------------------------------
                                  Its Erza P. Mager CEO
                                      -----------------------------------------

                                  and

                                  By: /s/  Samuel X. DiFeo
                                      -----------------------------------------
                                  Its Samuel X. DiFeo Exec. V.P.
                                      -----------------------------------------

                                                               Page 1 of 3 Pages

                                     SCHEDULE "A"

County Auto Group Partnership
t/a County Toyota
115 Route 59
Nyack, NY  10960

Rockland Motors Partnership
t/a Rockland Mitsubishi
73 North Highland Avenue
P.O. Box 724
Nyack, NY  10960

Somerset Motors Partnership
t/a DiFeo Lexus
P.O. Box 310
Bound Brook, NJ  08805

DiFeo Oldsmobile Partnership
t/a DiFeo Volkswagen of Bridgewater
Route 22 East
P.O. Box 310
Bound Brook, NJ  08805

Fair Motors Partnership
t/a Fair Mitsubishi
100 Federal Road
Danbury, CT  06813

Fair Chevrolet-Geo Partnership
100 Federal Road
Danbury, CT  06813

Fair Hyundai Partnership
t/a Fair Suzuki
102D Federal Road
Danbury, CT  06813

Fair Infiniti Partnership
100B Federal Road
Danbury, CT  06813

Fair Imports Partnership
t/a Fair Acura
100A Federal Road
Danbury, CT  06813

Danbury-Mt. Kisco Saturn Partnership
t/a Saturn of Danbury
102C Federal Road
Danbury, CT  06813

                                                               Page 2 of 3 Pages


Fair Cadillac-Oldsmobile-Isuzu Partnership
102 Federal Road
Danbury, CT  06813

DiFeo Jeep-Eagle Partnership
315 Clendenny Avenue / Route 440
Jersey City, NJ  07304

DiFeo Autocenter Partnership
t/a DiFeo Mazda
Hudson Mall & Route 440
Jersey City, NJ  07304

DiFeo Subaru Partnership
315 Clendenny Avenue
Jersey City, NJ  07304

DiFeo Hyundai Partnership
Hudson Mall & Route 440
Jersey City, NJ  07304

DiFeo Buick-Pontiac-GMC Truck Partnership
919 Communipaw Avenue
Jersey City, NJ  07304

DiFeo BMW Partnership
301 County Road
Tenafly, NJ  07670

DiFeo Imports Partnership
t/a Jersy City Mitsubishi
947 Communipaw Avenue
Jersey City, NJ  07304

J & F Oldsmobile-Isuzu Partnership
315 Clendenny Avenue/Route 440
Jersey City, NJ  07304

Hudson Motors Partnership
t/a Hudson Toyota
585 Route 440
Jersey City, NJ  07304

DiFeo Volkswagen Partnership
599 Route 440
Jersey City, NJ  07304

                                                               Page 3 of 3 Pages


Danbury Auto Partnership
t/a Fair Honda
[TO BE FORMED]
102D Federal Road
Danbury, CT  06813

DiFeo Nissan Partnership
[TO BE FORMED]
977 Communipaw Avenue
Jersey City, NJ  07304

DiFeo Chevrolet-Geo Partnership
[TO BE FORMED]
315 Clendenny Avenue
Route 440
Jersey City, NJ  07304

J&S Ford Partnership
[TO BE FORMED]
599 Route 440
Jersey City, NJ  07304

North Jersey Manhattan Saturn Partnership
[TO BE FORMED]
943 Communipaw Avenue
Jersey City, NJ  07304

                    FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

                                   I.  THE PARTIES


The First Amendment to Loan and Security Agreement (the "First Amendment") is made effective the 7th day of April, 1993, by and between General Motors Acceptance Corporation, a New York corporation with branch operations offices located at (i) 325 Columbia Turnpike, Florham Park, New Jersey 07932; (ii) 2700 Westchester Avenue, Purchase, New York 10577-2535; (iii) 90 Woodbridge Center Drive, Woodbridge, New Jersey 07095; and (iv) 555 Long Wharf Drive, New Haven, Connecticut 06511 ("GMAC"); and Hudson Motors Partnership t/a Hudson Toyota, a New Jersey general partnership with its principal administrative office located at 585 Route 440, Jersey City, New Jersey 07306, and with a local operating office located at 585 Route 440, Jersey City, NJ 07304 ("Dealer").

                                    II.  RECITALS

A. WHEREAS, on or after October 1, 1992, GMAC and Dealer executed a Loan and Security Agreement and related documents by which GMAC agreed to provide various credit accommodations to Dealer (the "Dealer Agreement"); and

B. WHEREAS, Dealer is an affiliate of twenty-six or more other dealerships having similar and common ownership, management, and financial interests (the "Affiliates"); and

C. WHEREAS, the Dealer and Affiliates have hired and retained DiFeo-EMCO Management Partnership, a New Jersey general partnership (the "Management Company"), for the purpose of coordinating, managing, and supervising various business, financial, organizational, management, and operational matters for Dealer and Affiliates; and

D. WHEREAS, GMAC and Management Company executed a Term Loan and Borrowing Base Credit Line Loan Agreement and related documents, of even date herewith (the "Management Company Loan Agreement") by which GMAC agreed to provide various credit accommodations to Management Company (the "Management Company Financing") which credit accommodations have been guaranteed by Dealer and Affiliates all as of the date of this First Amendment; and

E. WHEREAS, GMAC and Dealer desire and intend to amend the Dealer Agreement, partially in response to the Management Company Financing.

                                 III.  THE AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the sufficiency of which is hereby acknowledged, Dealer and GMAC hereby agree as follows:

1. The Dealer Agreement is hereby amended, effective immediately, in the following way:

    (a) No direct floorplan finance accommodations shall be made available to Dealer for any used vehicles now or hereafter owned by Dealer.

    (b) The "administrative release period" set forth in subparagraph 6(i) shall be increased from three (3) business days to four (4) business days.

    (c) The second sentence of subparagraph 5(e) shall be substituted with the following language: "This initial minimum capitalization amount, in addition to all such amounts for Affiliates, shall at all times be maintained by Dealer, Affiliates, DiFeo Leasing Partnership, a New Jersey general partnership, and DiFeo-EMCO Management Partnership, a New Jersey general partnership, in an amount not less than Ten Million Five Hundred Thousand Dollars ($10,500,000)."

    (d) The entirety of subparagraph (b/c) shall be substituted with the following language: "Dealer will at all times maintain minimum net working capital in conformity with the standards required from time to time by the Dealer's motor vehicle manufacturer/distributor franchisor."

2. In all other respects, the Dealer Agreement remains unchanged and in full force and effect.

3. Dealer hereby acknowledges and agrees that Dealer has carefully examined the Management Company Loan Agreement, understands how it works and the implications thereof, and consents to, affirms, and supports each and every representation, warranty, and covenant undertaken by Management Company thereunder.

IN WITNESS WHEREOF, GMAC and Dealer have caused this First Amendment to be executed by its duly authorized representative.


                                  GENERAL MOTORS ACCEPTANCE CORPORATION
                                  ("GMAC")

                                  By:
                                      -----------------------------------------
                                      Paul A. Given, Control Branch Manager

                                  HUDSON MOTORS PARTNERSHIP
                                  T/A HUDSON TOYOTA


                                  By:
                                      -----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  and

                                  By:
                                      -----------------------------------------
                                  Title:
                                        ---------------------------------------


                                        - 3 -